THE ALKALINE WATER CO™

Alkaline88®

CORPORATE PRESENTATION
NOVEMBER 20th, 2019


Alkaline88
FLAVOR-INFUSED WATER
WATERMELON
A88
CBD WATER
Alkaline88 WATER
HIMALAYAN MINERALS

NASDAQ:WTER | TSX.V:WTER

Cautionary Note Regarding Forward-Looking Statement and Health Claims

This presentation contains forward-looking statements relating the Company. Statements in this presentation that are not purely historical are forward-looking statements and include any statements regarding beliefs, plans, expectations or intentions regarding the future. Such forward-looking statements include, among other things, the following: the Company being expected to achieve 67% CAGR over the 5 years ending at the completion of fiscal 2020 which is based on the Company's guidance of estimated revenue $46 million to $50 million in fiscal 2020; low familiarity of alkaline water providing an opportunity for continued growth; the Company's plans for brick and mortar expansion; the Company's plans for product and category expansion, including the expansion into CBD product lines such as CBD extract-infused water, ingestible CBD products and topical CBD products; the Greenfield market opportunities for ingestible CBD products in wellness retailers such as GNC and Vitamin Shoppe; the Greenfield market opportunities for topical CBD products in beauty retailers such as Ultra, Sephora and Neiman Marcus and apparel retailers such as Designer Brands, Urban Outfitters and Hot Topic; the direct to consumer and e-commerce opportunities with Amazon and Peapod, that natural synergies between the Company and AQUAhydrate will create significant opportunities; the goal to dominate the alkaline water space; the transaction leverages synergies between the companies to capitalize on market growth; the transaction provides the company additional scale and market penetration; the combined company will accelerate consumer awareness of alkaline water; the statements relating to the operational synergies, including accelerated convenience store penetration and reduction in raw material procurements, cross-promotional opportunities, enhanced R&D capabilities, addition of value to retailers for a single representative for a conclusive portfolio and retail leverage, including expansion to new markets; that the combination of adding celebrity strength to a company that has invested heavily in traditional marketing creates a clear cut winner – a rare diversified water focused public company that has remained cutting edge; that cost synergies are expected to be delivered in the areas of procurement, logistics and best practice sharing; and the combined company's capitalization post-closing of the transaction.

The material assumptions supporting these forward-looking statements include, among others, that the demand for the Company's and AQUAhydrate's products will continue to significantly grow; that the past production capacity of the Company's and AQUAhydrate's co-packing facilities can be maintained or increased; that the Company will receive all necessary regulatory approvals for the production and sale of CBD infused products; that there will be increased production capacity through implementation of new production facilities, new co-packers, and new technology; the popularity of AQUAhydrate's high profile investors and board members will be maintained or continue to grow; that there will be an increase in number of products available for sale to retailers and consumers; that institutional and retail investors and media organizations will be attracted to a pure play water company; that there will be an expansion in geographical areas by national retailers carrying the Company's and AQUAhydrate's products; that there will be continued expansion into new national and regional grocery retailers; that there will be an expansion into new e-commerce, home delivery, convenience, and healthy food channels; that there will not be interruptions on production of the Company's or AQUAhydrate's products; that there will not be a recall of products due to unintended contamination or other adverse events relating to the Company's products; and that the Company and AQUAhydrate will be able to obtain additional capital to meet the Company's and AQUAhydrate's growing demand and satisfy the capital expenditure requirements needed to increase production and support sales activity. Actual results could differ from those projected in any forward-looking statements due to numerous factors. Such factors include, among others, governmental regulations being implemented regarding the production and sale of alkaline water or any other products, including products containing CBD; the fact that consumers may not embrace and purchase any of the Company's CBD infused products; the fact that the Company may not be permitted by the FDA or other regulatory authority to market or sell any of its CBD infused products; the Company and AQUAhydrate being unable to realize the anticipated synergies from the acquisition of AQUAhydrate by the Company (the "Transaction"); the Company or AQUAhydrate not receiving the requisite approvals for the Transaction; the fact that consumers may not embrace and purchase any of the Company's or AQUAhydrate's infused water products; additional competitors selling alkaline water and enhanced water products in bulk containers, reducing the Company's and AQUAhydrate's sales; the fact that the Company and AQUAhydrate do not own or operate any of their production facilities and that co-packers may not renew current agreements and/or not satisfy increased production quotas; the fact that the Company and AQUAhydrate have a limited number of suppliers of its unique bulk bottles; the potential for supply-chain interruption due to factors beyond the Company's and AQUAhydrate's control; the fact that there may be a recall of products due to unintended contamination; the inherent uncertainties associated with operating as an early-stage company; the inherent uncertainties with mergers, acquisitions and other business combinations; changes in customer demand and the fact that consumers may not embrace enhanced water products as expected or at all; the extent to which the Company and AQUAhydrate are successful in gaining new long-term relationships with new retailers and retaining existing relationships with retailers; the unexpected illness or other incapacity of any of AQUAhydrate's high profile investors subject to endorsement agreements with AQUAhydrate or the Company; the Company's and AQUAhydrate's ability to raise the additional funding that they will need to continue to pursue their business, planned capital expansion and sales activity; competition in the industry in which the Company and AQUAhydrate operate; and market conditions. In addition, the Company's forecasted revenue is based on the Company's expectation that revenue growth will remain consistent for fiscal year 2020, significant sales growth will continue in Southern California, and significant orders will be received from the national-retailers and east coast grocery chains, which have only recently started selling the Company's products. In addition, the Company assumes that it will continue to be able to add co-packing plants and production capacity to satisfy customer demand. As the Company's sale cycle is an average of 14 days, a slowdown of the growth in any of the areas set forth above during fiscal 2020 or other events could cause actual results to vary materially from this forecast. In addition, sales growth, which may have a significant impact on quarterly and annual revenue, is difficult to predict.

These forward-looking statements are made as of the date of this presentation, and the Company assumes no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements, except as required by applicable law, including the securities laws of the United States and Canada. Although the Company believes that any beliefs, plans, expectations and intentions contained in this presentation are reasonable, there can be no assurance that any such beliefs, plans, expectations or intentions will prove to be accurate. Readers should consult all of the information set forth herein and should also refer to the risk factors disclosure outlined in the reports and other documents the Company files with the SEC, available at www.sec.gov, and on the SEDAR, available at www.sedar.com.

The Company has not conducted any clinical studies regarding the health benefits of alkaline water and accordingly makes no claims as to the benefits of alkaline water.

The Company's CBD extract-infused water, ingestible CBD product lines and topical CBD product lines are not currently being produced, distributed or sold. The production of CBD products is contingent on U.S. Food and Drug Administration and state laws, regulations and guidance.

The Company intends to comply in full with all federal, state, and local laws, rules and regulations as the Company develops its CBD extract-infused water, ingestible CBD product lines and topical CBD product lines. The Company will not pursue the commercial production or sale of CBD extract-infused products until legally permitted. The Company is closely watching and responding to all regulatory developments within the FDA and in each individual U.S. state, and plans to launch its CBD extract-infused water, ingestible CBD product lines and topical CBD product lines accordingly.

THE ALKALINE WATER CO

DOMINATING THE ALKALINE WATER SPACE

- After only 6 years, Alkaline88® is the 10th largest enhanced water brand in the country
- Ranked as one of the fastest growing value-added water brands in 2019 per Nielson's data
- Alkaline88® is expected to achieve 67% CAGR* over 5 years including a record of $10.4 million in net sales for fiscal year Q2 2020
- Alkaline88® is the number 1 bulk alkaline water brand in the US
- Alkaline88® is a national brand available in all 50 states and the District of Columbia
- Alkaline88® : The Family Hydration Solution
- Clean Beverage™ - No Buffers / No Chemicals / Ever

CLEAN BEVERAGE™

*CAGR is based on mid-point of FY2020 Guidance

Alkaline88®

OUR RETAIL CLIENTS

IT'S A GROWTHSTORY



Revenue (In $ Millions)
$60
$50
$40
$30
$20
$10
$0
$3.7
$7.1
$12.7
$19.8
$32.2
$46-$50
FY2015
FY2016
FY2017
FY2018
FY2019
* Est. FY2020
Revenue (In $ Millions)

Fifth Consecutive Year of Revenue Growth Above ~50%

Alkaline88

BUILDING ON OUR STRENGTHS

HIGHEST SELLING

- We are the #1 selling bulk alkaline water in U.S.

UNIQUE BUSINESS MODEL

- Direct-to-warehouse distribution
- Eight strategically placed co-packing facilities
- Broker alliances with EA Berg, Impact Group, Advantage Solutions, CA Fortune, Crossmark, Archpoint Group, and CarlinGroup

FLAGSHIP

- The Alkaline Water Company Inc.'s flagship brand, Alkaline88® is available in all 50 states and the District of Columbia

BEST BRAND NAME

- Alkaline88® is the perfect trademark in the category

CLEANEST PURIFIED WATER

- Purified Water and Pink Himalayan Rock Salt
- Innovative state of the art proprietary electrolysis process
- Alkaline88® was granted Clean Beverage™ trademark by USPTO

STRENGTHENING OUR CORE COMPETENCIES

ArchPoint

- ArchPoint is a vertically integrated CPG consulting firm
- Development and implementation of our brand marketing strategy for existing and future products/brands
- Develop and monitor national marketing programs, chain specific, and mass media

E.A. Berg Associates

- E.A. Berg Associates offers 'Best In Class' expertise in sales and merchandising
- Total C-store outreach of 57,000 stores located in strategic cities across the U.S.
- 22 fully staffed branded vans selling into over 13,000 C-stores located in Houston, San Antonio, Austin, Dallas, Southern and Northern California

WaterSourceOne
Your Brand. Our Experience.

- Water Source One has over 100 years of aggregate experience in bottled water manufacturing and plant management
- Oversees procurement, quality control and plant expansion
- Implementation of technology and quality control oversight

CROSSMARK

- Crossmark is the leading sales and marketing services company in the consumer goods and services industry
- Total C-store outreach of 90,000 stores located across the U.S.
- Represents major brands across a wide spectrum in the food and beverage industry, including Dole Food, Hershey's, and Kraft Foods

LOW CONSUMER AWARENESS OF ALKALINE WATER CATEGORY PRESENTS TREMENDOUS GROWTH OPPORTUNITY

CATEGORY AWARENESS

% Aware of Type



38
92
85
83
82
82
66
Alkaline water
Regular water
Flavored water
Spring water
Sparkling / Carbonated water
Vitamin/Mineral water
Home water cooler / top loading 5-gallon jugs

CATEGORY USAGE P3M

% Drank Type



Alkaline Water
Non-Alkaline Water
19
81
47
57
50
47
27
Alkaline water
Regular water
Flavored water
Spring water
Sparkling / Carbonated water
Vitamin/Mineral water
Home water cooler / top loading 5-gallon jugs

Overall penetration is similarly low

Source: Archpoint Group

Base; Total Bottled Water Drinkers n= 1022.

Q1a Which of the following types of bottled water are you aware of? Q1b And of those types of bottled water you've ever drank, which of the following have you drank in the past 3 months?

Alkaline88

ALKALINE WATER DRINKERS PREFER ALKALINE WATER OVER OTHER WATERS


CATEGORY CONSUMPTION
FREQUENCY
Regular water n=832
75
Alkaline water n=194
62
Spring water n=584
58
Flavored water n=482
42
Sparkling / Carbonated water n=506
41
Vitamin/Mineral water n=480
40
Alkaline Water
Non-Alkaline Water
% Use At Least Daily

Source: Archpoint Group

Base; Total Bottled Water Drinkers n=1022.
Q1c. How often do you drink each of the following types of bottled water?

AMONG ALKALINE WATER DRINKERS, ALKALINE88® HAS THE GREATEST BRAND LOYALTY

Brand Funnel


AWARENESS
EVER USED
USED P3M
USED MOST OFTEN
56
46
41
17
68
51
33
4
61
45
36
7
55
40
30
<1
44
31
22
2
49
30
22
3
31
31
14
1
29
17
11
1
24
12
8
<1
Alkaline88
LIFE WTR
core
smartwater alkaline
AQUA HYDRATE
essentia
evamor
LYT pH
flow
alkaline spring water

	Alkaline88	LIFE WTR	core	smartwater alkaline	AQUA HYDRATE	essentia	evamor	LYT pH	flow
AWARE-EVER	81%	75%	74%	73%	72%	61%	66%	58%	50%
EVER-P3M	90%	65%	81%	76%	69%	72%	70%	66%	64%
P3M-MO	41%	12%	19%	1%	8%	12%	6%	8%	0%

Source: Archpoint Group

CONVERSATION RATES

Base; Alkaline Water Drinkers P3M n=229 Q2a. Which of the following brands of bottled water are you aware of? Q2b. Which of the following have you EVER purchased and drank? Q2c. Which of the following have you purchased and drank in the past 3 months? Q2d. Which ONE brand of bottled water do you purchase and drink most often?

Alkaline88®

ACCELERATING OUR GROWTH

BRICK AND MORTAR EXPANSION

- Taking advantage of current relationships
  - Grocery and drug-channels
- Expanding presence
  - Convenience and big box stores

THE POWER OF 88 CAMPAIGN

- New marketing initiative
- Sustainable and defendable brand messaging
- All day hydration for family activities and adventures
- The Family Hydration Solution

PRODUCT AND CATEGORY EXTENSION

- Expansion of flagship single serve bottles
- Flavor-infused alkaline water
- Full spectrum CBD* extract-infused water
- Environmentally friendly canned packaging of beverage products
- Ingestible CBD* product line
- Topical CBD* product line


Alkaline88
The Power of 88
Alkaline88
WATER
HIMALAYAN MINERALS

Alkaline88

*The Company intends to comply in full with all federal, state, and local laws, rules and regulations as the Company develops its hemp extract alkaline waters and other product lines. The Company will not pursue the commercial production or sale of hemp extract-infused products until legally permitted. The Company is closely watching and responding to all regulatory developments within the FDA and in each individual U.S. state, and plans to launch its CBD products accordingly.

INNOVATING AND DISRUPTING

Introducing the New Infused Product Line

- All natural
- Zero sugar
- Low sodium
- Zero calories
- Category and brand extension
- Now available through KeHE, UNFI, and at select Kroger and other retail outlets



Alkaline88
PURIFIED WATER ENHANCED WITH MINERALS & ELECTROLYTES
FLAVOR-INFUSED
WATER
NATURALLY-FLAVORED
LEMON
16.9 Fl Oz (500ml)
Alkaline88
FLAVOR-INFUSED
WATER
NATURALLY-FLAVORED
BLOOD ORANGE
16.9 Fl Oz (500ml)
Alkaline88
FLAVOR-INFUSED
WATER
NATURALLY-FLAVORED
RASPBERRY
16.9 Fl Oz (500ml)
Alkaline88
FLAVOR-INFUSED
WATER
NATURALLY-FLAVORED
WATERMELON
16.9 Fl Oz (500ml)

Alkaline88

BEST IN CLASS CBD RELATIONSHIPS

Centuria Foods, Inc.

- Industry veterans that can meet our QC standards
- Largest importer on record of CBD since 2014
- Highest quality and safe CBD water-soluble and powder product with clinical and pharmacokinetic studies in U.S.
- Company with NSF, ICCT and Organic verification under an FDA certified facility

ipg

- Leading innovator, developer, and manufacturer of beauty products with over a decade of experience
- Specializes in creating all natural and organic products in the Food/Drug/Mass to Ultra-premium arena
- 400,000 sq. ft. manufacturing facility with world-class technology
- Delivers efficacious products with proprietary technology

*These products are not currently being produced, distributed or sold. The production of CBD products is contingent on U.S. Food and Drug Administration and state laws, regulations and guidance. The Company intends to comply in full with all federal, state, and local laws, rules and regulations as the Company develops its hemp extract alkaline waters and other product lines. The Company will not pursue the commercial production or sale of hemp extract-infused products until legally permitted. The Company is closely watching and responding to all regulatory developments within the FDA and in each individual U.S. state, and plans to launch its CBD products accordingly.

EXPLOSIVE GROWTH POTENTIAL

Flavored Beverages Infused with Full-Spectrum CBD* Extract

- All Natural
- Pasteurized
- Less than 70 Calories
- Three great flavors


A88
FLAVOR-INFUSED
PEACH-MANGO
CBD
WATER
10mg CBD
ENHANCED WITH
HIMALAYAN MINERALS
By Alkaline88
A88
FLAVOR-INFUSED
LEMON LIME
CBD
WATER
10mg CBD
ENHANCED WITH
HIMALAYAN MINERALS
By Alkaline88
A88
FLAVOR-INFUSED
GRAPEFRUIT
CBD
WATER
10mg CBD
ENHANCED WITH
HIMALAYAN MINERALS
By Alkaline88

*These products are not currently being produced, distributed or sold. The production of A88™ CBD products is contingent on U.S. Food and Drug Administration and state laws, regulations andguidance.
The Company intends to comply in full with all federal, state, and local laws, rules and regulations as the Company develops its hemp extract alkaline waters and other product lines. The Company will not pursue the commercial production or sale of hemp extract-infused products until legally permitted. The Company is closely watching and responding to all regulatory developments within the FDA and in each individual U.S. state, and plans to launch its CBD products accordingly.

Alkaline88

INGESTIBLE PRODUCT* STRATEGY

- CBD* products catered to the specific needs of our customers
- R&D driven formulation of highly bioavailable CBD extract
- Use of entourage cannabinoids as a significant product differentiator
- Greenfield market opportunities
  - Wellness retailers such as GNC and Vitamin Shoppe



BLOOD ORANGE
Alkaline88
CBD
Energy Shot
25mg CBD
PEACH MANGO
Alkaline88
CBD
Recovery Shot
25mg CBD
WATERMELON CUCUMBER
Alkaline88
CBD
Relax Shot
25mg CBD
LEMON HONEY
Alkaline88
CBD
Sleep Shot
25mg CBD
GRAPEFRUIT
Alkaline88
CBD
Powder Pack
25mg CBD
PEACH MANGO
Alkaline88
CBD
Tincture Drops
Alkaline88
CBD
Capsules
25mg CBD

*These products are not currently being produced, distributed or sold. The production of A88™ CBD products is contingent on U.S. Food and Drug Administration and state laws, regulations and guidance. The Company intends to comply in full with all federal, state, and local laws, rules and regulations as the Company develops its hemp extract alkaline waters and other product lines. The Company will not pursue the commercial production or sale of hemp extract-infused products until legally permitted. The Company is closely watching and responding to all regulatory developments within the FDA and in each individual U.S. state, and plans to launch its CBD products accordingly.

INNOVATING AND DISRUPTING

Expanded CBD Infused Ingestible Product* Portfolio Coming Soon



BLOOD ORANGE
Alkaline88
CBD
Energy Shot
25mg CBD
ENHANCED WITH HIMALAYAN MINERALS
2 fl. oz. 60mL
PEACH MANGO
Alkaline88
CBD
Recovery Shot
25mg CBD
ENHANCED WITH HIMALAYAN MINERALS
2 fl. oz. 60mL
WATERMELON CUCUMBER
Alkaline88
CBD
Relax Shot
25mg CBD
ENHANCED WITH HIMALAYAN MINERALS
2 fl. oz. 60mL
LEMON HONEY
Alkaline88
CBD
Sleep Shot
25mg CBD
ENHANCED WITH HIMALAYAN MINERALS
2 fl. oz. 60mL
GRAPEFRUIT
Alkaline88
CBD
Powder Pack
25mg CBD
ENHANCED WITH HIMALAYAN MINERALS
0.35 oz
9.5 g
PEACH MANGO
Alkaline88
CBD
Tincture Drops
150mg CBD
ENHANCED WITH HIMALAYAN MINERALS
0.5 fl. oz
15 mL
Alkaline88
CBD
Capsules
25mg CBD
ENHANCED WITH HIMALAYAN MINERALS
30 Dissolving Capsules

*These products are not currently being produced, distributed or sold. The production of A88™ CBD products is contingent on U.S. Food and Drug Administration and state laws, regulations andguidance. The Company intends to comply in full with all federal, state, and local laws, rules and regulations as the Company develops its hemp extract alkaline waters and other product lines. The Company will not pursue the commercial production or sale of hemp extract-infused products until legally permitted. The Company is closely watching and responding to all regulatory developments within the FDA and in each individual U.S. state, and plans to launch its CBD products accordingly.

STRATEGY FOR TOPICAL PRODUCTS*

- Establish A88 brand as meaningful player in nascent CBD market
- Leverage topical brand for faster speed to market
- Greenfield opportunities
  - Beauty Retailers: Ulta, Sephora, Neiman Marcus
  - Apparel Retailers: Designer brands, Urban Outfitters, Hot Topic
- Direct to consumer and e-commerce opportunity
  - Direct to consumer – Amazon and Peapod
  - E-commerce strategy



Alkaline88
Muscle Salve
500mg CBD
CONTAINS LAB-TESTED FULL SPECTRUM HEMP
Alkaline88
Bath Salts
150mg CBD
CONTAINS LAB-TESTED FULL SPECTRUM HEMP
Alkaline88
Hydrating Body Lotion
100mg CBD
CONTAINS LAB-TESTED FULL SPECTRUM HEMP
UNSCENTED
8 oz. | 240 mL
Alkaline88
Hydrating Hand + Foot Cream
200mg CBD
CONTAINS LAB-TESTED FULL SPECTRUM HEMP
UNSCENTED
Alkaline88
Essential Oil
Alkaline88
Lip Balm

*These products are not currently being produced, distributed or sold. The production of A88™ CBD products is contingent on U.S. Food and Drug Administration and state laws, regulations and guidance. The Company intends to comply in full with all federal, state, and local laws, rules and regulations as the Company develops its hemp extract alkaline waters and other product lines. The Company will not pursue the commercial production or sale of hemp extract-infused products until legally permitted. The Company is closely watching and responding to all regulatory developments within the FDA and in each individual U.S. state, and plans to launch its CBD products accordingly.

INNOVATING AND DISRUPTING

Expanded CBD Infused Topical Product* Portfolio Coming Soon


Alkaline88
Muscle Salve
500mg CBD
CONTAINS LAB-TESTED FULL SPECTRUM HEMP
Alkaline88
Bath Salts
150mg CBD
CONTAINS LAB-TESTED FULL SPECTRUM HEMP
20 fl. oz. | 600 mL
100% Natural
Alkaline88
Hydrating Body Lotion
100mg CBD
CONTAINS LAB-TESTED FULL SPECTRUM HEMP
UNSCENTED
8 oz. | 240 mL
Alkaline88
Hydrating Hand + Foot Cream
200mg CBD
CONTAINS LAB-TESTED FULL SPECTRUM HEMP
UNSCENTED
2 oz. | 56 g
Alkaline88
Essential Oil
100mg CBD
Alkaline88
Lip Balm
25mg CBD

*These products are not currently being produced, distributed or sold. The production of A88™ CBD products is contingent on U.S. Food and Drug Administration and state laws, regulations and guidance.
The Company intends to comply in full with all federal, state, and local laws, rules and regulations as the Company develops its hemp extract alkaline waters and other product lines. The Company will not pursue the commercial production or sale of hemp extract-infused products until legally permitted. The Company is closely watching and responding to all regulatory developments within the FDA and in each individual U.S. state, and plans to launch its CBD products accordingly.

PRODUCT* AND CATEGORY EXTENSION


Alkaline88
FLAVOR-INFUSED
WATER
BLOOD ORANGE
WATERMELON
RASPBERRY
LEMON
≥8.8pH
Alkaline
WATER
Alkaline88
WATER
HIMALAYAN MINERALS
A88
PEACH-MANGO
LEMON LIME
GRAPEFRUIT
CBD
WATER
FLAVOR-INFUSED
RASPBERRY
LEMON
BLOOD ORANGE
WATERMELON
PEACH MANGO
LEMON LIME
GRAPEFRUIT
ENHANCED WITH HIMALAYAN MINERALS & ELECTROLYTES
≥88
BLOOD ORANGE
PEACH MANGO
WATERMELON CUCUMBER
LEMON HONEY
Alkaline88
CBD
Energy Shot
Recovery Shot
Relax Shot
Sleep Shot
25mg CBD
Muscle Salve
CONTAINS LAB-TESTED FULL SPECTRUM HEMP
Hydrating Body Lotion
100mg CBD
UNSCENTED
GRAPEFRUIT
CBD
Powder Pack
25mg CBD
PEACH MANGO
CBD
Tincture Drops
150mg CBD
CBD
Capsules
25mg CBD
Lip Balm
Essential Oil
Hydrating Hand + Foot Cream
200mg CBD
Bath Salts
150mg CBD

*These products are not currently being produced, distributed or sold. The production of A88™ CBD products is contingent on U.S. Food and Drug Administration and state laws, regulations and guidance. The Company intends to comply in full with all federal, state, and local laws, rules and regulations as the Company develops its hemp extract alkaline waters and other product lines. The Company will not pursue the commercial production or sale of hemp extract-infused products until legally permitted. The Company is closely watching and responding to all regulatory developments within the FDA and in each individual U.S. state, and plans to launch its CBD products accordingly.

AQUA-SITION GROWTH

Building the Market Leader in Enhanced Water and Healthful Hydration

Alkaline88®

AQUA HYDRATE™



Alkaline88 WATER
HIMALAYAN MINERALS
8.8pH



AQUA HYDRATE

NATURAL SYNERGIES CREATE SIGNIFICANT OPPORTUNITIES


AQUA
HYDRATE
PURIFIED WATER
WITH ELECTROLYTES

1L

+


≥8.8pH
MINERALS & ELECTROLYTES
ADDED FOR TASTE
Alkaline88
WATER
HIMALAYAN MINERALS

1L

=


≥8.8pH
PURIFIED WATER ENHANCED WITH
MINERALS & ELECTROLYTES
ADDED FOR TASTE
Alkaline88
WATER
HIMALAYAN MINERALS
3.17 QT (101.4oz) 3 LITER

3L

Alkaline88 AQUA HYDRATE

DOMINATING THE ALKALINE WATER SPACE

- Alkaline88® and AQUAHydrate® were ranked as two of the fastest growing alkaline water brands in 2019 per Nielson's data
- AQUAHydrate® has products available in over 10,000 convenience stores
- Combined company present in over 75,000 stores
- Alkaline88® and AQUAHydrate® were ranked among the top four alkaline water companies in regards to customer passion for the brand and future purchase intent


AQUA
HYDRATE
≥8.8pH
PURIFIED WATER ENHANCED WITH
MINERALS & ELECTROLYTES
ADDED FOR TASTE
Alkaline88
WATER
HIMALAYAN MINERALS
3.78 LITER (128oz) 1 GALLON

COMPELLING STRATEGIC RATIONALE

- The alkaline water category is the fastest growing category of the enhanced water sector
  - Transaction leverages synergies between the companies to capitalize on market growth
  - The transaction provides company additional scale and market penetration
  - The combined company will accelerate consumer awareness of alkaline water
  - Limited target customer overlap as AQUAHydrate® focuses on the health enthusiasts and Alkaline88® health conscious families
- Adds team of celebrity brand ambassadors to Alkaline88®


AQUA
HYDRATE
AQUA
HYDRATE
AQUA
HYDRATE

Alkaline88® AQUA HYDRATE™

OPERATIONAL SYNERGIES

- Accelerated Convenience Store Penetration
  - Leverage AQUAHydrate®'s DSD network
  - Convenience stores have highest sales volume compared to other channels
  - We believe convenience store market will be beneficial for new product portfolio
- Logistical Costs
  - We expect significant reduction in raw material procurement
- Broker and Co-Packer Relationship
  - Both companies utilize similar production technologies

DSD FOOTPRINT


Good/Upgraded
Acceptable
Needs to Change
White Space

Alkaline88 AQUA HYDRATE

OPERATIONAL SYNERGIES

- Cross-Promotional Opportunities
  - Flavor infused, CBD/Hemp*, and future products
  - Opportunities for cross-selling new SKUS
- Enhanced R&D capabilities
- Sales Network
  - One point of contact for both brands
  - Added value to retailers for a single representative for a conclusive portfolio
- Retail Leverage
  - Expansion to new markets
  - Military markets



BLOOD ORANGE
Alkaline88
CBD
Energy Shot
25mg CBD
A88
FLAVOR-INFUSED
PEACH-MANGO
CBD
WATER
10mg CBD
ENHANCED WITH
HIMALAYAN MINERALS
By Alkaline88
Alkaline88
FLAVOR-INFUSED
WATER
NATURALLY-FLAVORED
RASPBERRY
16.9 Fl Oz (500ml)

Alkaline88 AQUA HYDRATE

*These products are not currently being produced, distributed or sold. The production of A88™ CBD products is contingent on U.S. Food and Drug Administration and state laws, regulations and guidance. The Company intends to comply in full with all federal, state, and local laws, rules and regulations as the Company develops its hemp extract alkaline waters and other product lines. The Company will not pursue the commercial production or sale of hemp extract-infused products until legally permitted. The Company is closely watching and responding to all regulatory developments within the FDA and in each individual U.S. state, and plans to launch its CBD products accordingly.

MEDIA SYNERGIES

- New Alkaline88® marketing initiative currently in progress
- AQUAHydrate® utilizes a team of dedicated celebrity brand ambassadors
    - Sean “P Diddy” Combs, Mark Wahlberg, and Jillian Michaels
    - 65 million combined social media outreach
- Adding this celebrity strength to a company that has invested heavily in traditional marketing, we think the combination creates a clear cut winner - a rare diversified water focused public company that has remained cutting edge


alkaline88
Alkaline88


Alkaline88
The Power of 88


Alkaline88

Alkaline88 AQUA HYDRATE

FACES OF THE COMBINED BRAND

TRANSFORMERS

HBO

ballers

entourage

wahlburgers

ted

PERFORMANCE INSPIRED



BAD BOY

CÎROC
ULTRA PREMIUM VODKA

DELEÓN
TEQUILA

Sean John

REVOLT

Epic

ENYCE
a SEAN COMBS co.

E!

popchips

THE BIGGEST LOSER

LUCKY JACK
ICED COFFEE

ike

KRAVE
JERKY

THRIVE
MARKET

INNOVATION AND EXPANSION



Alkaline WATER
≥8.8pH
Alkaline88
WATER
HIMALAYAN MINERALS
AQUA HYDRATE
FLAVOR-INFUSED RASPBERRY
FLAVOR-INFUSED LEMON
FLAVOR-INFUSED BLOOD ORANGE
FLAVOR-INFUSED WATERMELON
FLAVOR-INFUSED PEACH MANGO
FLAVOR-INFUSED LEMON LIME
FLAVOR-INFUSED GRAPEFRUIT
CBD WATER
A88
CBD Energy Shot
CBD Recovery Shot
CBD Relax Shot
CBD Sleep Shot
GRAPEFRUIT
CBD Powder Pack
CBD Tincture Drops
CBD Capsules 25mg CBD
Hydrating Hand + Foot Cream
Muscle Salve
Hydrating Body Lotion
100mg CBD
Lip Balm
Essential Oil
Bath Salts
150mg CBD
CONTAINS LAB-TESTED FULL SPECTRUM HEMP

*These products are not currently being produced, distributed or sold. The production of A88™ CBD products is contingent on U.S. Food and Drug Administration and state laws, regulations and guidance.
The Company intends to comply in full with all federal, state, and local laws, rules and regulations as the Company develops its hemp extract alkaline waters and other product lines. The Company will not pursue the commercial production or sale of hemp extract-infused products until legally permitted. The Company is closely watching and responding to all regulatory developments within the FDA and in each individual U.S. state, and plans to launch its CBD products accordingly.

FINANCIAL SYNERGIES

- Cost synergies are expected to be delivered in the following areas: Procurement, Logistics, and Best Practice Sharing

- Confirmation of synergies is a result of increased visibility and confidence in the synergies identified as part of the collaborative process between AQH and WTER, which has been underway for the last several months



Alkaline88 WATER
CBD
Alkaline88 WATER
8.8pH
Alkaline88 WATER
Alkaline88 WATER
Alkaline88 WATER
A88
CBD WATER

Alkaline88 AQUA HYDRATE

COMBINED COMPANY CAP TABLE – POST CLOSE

September 30, 2019 Cap Table **Common Stock, $0.001 par value** **200,000,000 shares authorized**	
Common Shares Issued and Outstanding	44,892,567
Options	2,016,900
Warrants	2,188,489
Convertible Preferred Shares	5,300,000
Total	54,397,956

Proforma Cap Table **Common Stock, $0.001 par value** **200,000,000 shares authorized**	
Common Shares Issued and Outstanding	64,457,784
Options	4,266,900
Performance Shares	3,750,000
Warrants	2,188,489
Convertible Preferred Shares	5,300,000
Total	79,963,173



8.8pH
Alkaline88
WATER
HIMALAYAN MINERALS

Alkaline88 AQUA HYDRATE

SALES GUIDANCE

Alkaline88 Fiscal Year Sales Ending March 31st



Millions
60
50
40
30
20
10
0
Projected
67% CAGR*
92% Increase from Prior Year
80% Increase from Prior Year
55% Increase from Prior Year
63% Increase from Prior Year
43-55%
Increase from Prior Year
$3.7
$7.1
$12.8
$19.8
$32.2
*$46.0 to 50.0
2015
2016
2017
2018
2019
2020
*Estimate
$46-$50 million
Sales / Projected Sales

*Projected CAGR based on the midpoint of the 2020 revenue guidance

KEY AQUAHydrate® SHAREHOLDERS



Sean Combs

- Investor and Board member
- Distinguished track record of successfully investing in and building several leading consumer brands
- Cîroc Vodka: partnered with Diageo and the brand grew from 80K cases to 2 million cases annually in five years
- Bad Boy Entertainment: Over 500 million records sold and counting
- Revolt TV: The New #1 Name in music reaching millennials across multiple devices and through cable partners Comcast, Time Warner, Verizon, DirecTV and AT&T U-verse is the fastest growing independent cable network EVER based on paid subscribers
- Sean John: #3 most recognized men's brand in the U.S



Mark Wahlberg

- Investor and Board member with many businesses in his portfolio
- Wahlburgers: Casual dining burger restaurants rapidly expanding across the US and globally
- Performance Inspired: Created to provide better all natural, yet affordable, high performance sport nutrition for every athletic level
- Leading Actor & Executive
- Producer: With an extensive slate of films and television shows in theatres and on-air:
  - Provides strategic value canvassing for product placement and brand integration opportunities (Transformers, Entourage, Ballers)
  - Access to major media outlets including HBO and Showtime
  - Significant influence in the health and fitness space



Ron Burkle + Yucaipa

- AQUAHYDRATE's private equity investor since March 2011
- The Yucaipa Companies: Founded in 1986, and widely recognized as one of the preeminent investors in the retail, distribution, technology, entertainment, sports and hospitality industries
- Ron has served as Chairman of the Board and controlling shareholder of numerous companies including Soho House, Golden State Foods, Dominick's, Fred Meyer, Ralphs and Food4Less
- Ron is Co-Chairman of the Burkle Center for International Relations at UCLA and is broadly involved in the community. He is a trustee of the Carter Center, the National Urban League, Frank Lloyd Wright Conservancy and AIDS Project Los Angeles (APLA)

ALKALINE88® MANAGEMENT TEAM

RICHARD WRIGHT
PRESIDENT AND CEO

Mr. Wright is a co-founder of The Alkaline Water Company Inc. and is responsible for its success and rapid growth. He brings over 41 years of experience as a CEO, CPA, entrepreneur, and executive. Mr. Wright has extensive knowledge about the financial industry, with an emphasis on M&A, transaction planning, and international operations. Mr. Wright helped run operations in 42 different countries ranging from start-ups to 100+ million dollar companies. Earlier in his career, Wright was a Regional Director of Tax and Financial Planning with one of the "Big Four" accounting firms.

RONALD DAVELLA
EXECUTIVE VP - FINANCE

Mr. DaVella currently holds a Bachelor of Arts degree in accounting from Queens College and an MBA in Finance from Pace University. Mr. DaVella is a CPA and was an audit partner with Deloitte from 1989 to 2014. He was also the Chief Financial Officer for Amazing Lash Franchise LLC from March 2016 to May 2017 and was the Chief Financial Officer at NanoFlex from May 2017 to March 2019. Mr. DaVella has an extensive background in accounting, SEC reporting and internal controls and has worked on several mergers and acquisitions, public offerings and financings. As a partner at Deloitte he focused on the retail and manufacturing industries .

FRANK CHESSMAN
DIRECTOR OF NATIONAL SALES

Mr. Chessman is a graduate of the University of Southern California's Marshall School of Business, and spent 25 years with Ralph's Grocery, Kroger's largest division. He is a former COO at Nationwide Beverage Bottling Corp. At Ralph's, Frank was VP of Advertising & Marketing and went on to spend 14 years at Simon Marketing at EVP. He has over 10 years of beverage manufacturing experience. He is also the formerEVP and General Manager of Aspen Marketing.

AARON KEAY
CHAIRMAN

Mr. Keay has been a successful investor, entrepreneur and financier to multiple small cap and startup companies over the last decade. His experience ranges across multiple sectors in mining, biotech, health and wellness, tech and Cannabis where he has invested and raised over $500M dollars with and for these companies. During his time with these companies he has served as an advisor, board member and in some cases senior management.

BRIAN SUDANO
DIRECTOR

Brian Sudano is Managing Partner of Beverage Marketing Corporation and BMC Strategic Associates.Mr. Sudano's experience covers nearly the entire beverage industry, from energy drinks to wine, with special expertise in beverage alcohol by virtue of varied industry experience and broad rangeof projects. Mr. Sudano manages several major clients, providing on-going strategic and market advise, while leading projects in strategic planning, market entry analysis and planning, sales/distribution, business modeling, brand repositioning and international opportunity assessment. He has spoken at many beverage industry events, and is a contributing editor at Beverage World magazine.

QUESTIONS?


Alkaline WATER
8.8pH
Alkaline88 WATER
HIMALAYAN MINERALS
AQUA HYDRATE
FLAVOR-INFUSED RASPBERRY
FLAVOR-INFUSED LEMON
FLAVOR-INFUSED BLOOD ORANGE
FLAVOR-INFUSED WATERMELON
FLAVOR-INFUSED PEACH MANGO
FLAVOR-INFUSED LEMON LIME
FLAVOR-INFUSED GRAPEFRUIT
CBD
ENHANCED WITH HIMALAYAN MINERALS & ELECTROLYTES
A88
PEACH-MANGO
LEMON LIME
GRAPEFRUIT
CBD WATER
FLAVOR-INFUSED WATER
BLOOD ORANGE
PEACH MANGO
WATERMELON CUCUMBER
LEMON HONEY
Alkaline88 CBD
Energy Shot
Recovery Shot
Relax Shot
Sleep Shot
25mg CBD
GRAPEFRUIT
CBD Powder Pack
CBD Tincture Drops
CBD Capsules
25mg CBD
Hydrating Hand + Foot Cream
Muscle Salve
Hydrating Body Lotion
100mg CBD
Lip Balm
Essential Oil
Bath Salts
150mg CBD
CONTAINS LAB-TESTED FULL SPECTRUM HEMP

Important Information for Investors and Shareholders & Certain Information Regarding Participants

Important Information For Investors And Stockholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. It does not constitute a prospectus or prospectus equivalent document. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

In connection with the proposed transaction between The Alkaline Water Company Inc. (the Company") and AQUAhydrate, Inc. ("AQUAhydrate"), on November 8, 2019, the Company filed with the Securities and Exchange Commission (the "SEC") a registration statement on Form S-4 of the Company, which included a preliminary joint proxy statement of the Company and AQUAhydrate that also constitutes a prospectus of the Company. The registration statement has not yet become effective. After the registration statement is declared effective by the SEC, a definitive joint proxy statement/prospectus will be mailed to stockholders of the Company and AQUAhydrate. INVESTORS AND SECURITY HOLDERS OF THE COMPANY AND AQUAHYDRATE ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the registration statement and the joint proxy statement/prospectus (when available) and other documents filed with the SEC by the Company through the website maintained by the SEC at http://www.sec.gov.

Certain Information Regarding Participants

The Company, AQUAhydrate, and their respective directors and executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in its Annual Report on Form 10-K for the year ended March 31, 2019, which was filed with the SEC on July 1, 2019. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the preliminary joint proxy statement/prospectus and other relevant materials filed with the SEC and will be contained in the definitive joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available. You may obtain these documents (when they become available) free of charge through the website maintained by the SEC at http://www.sec.gov.